                                  SCHEDULE 14A
                                 (RULE 14A-101)
                   INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Plymouth Rubber Company, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
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
                        PLYMOUTH RUBBER COMPANY, INC.
                         CANTON, MASSACHUSETTS 02021
                               ----------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD APRIL 24, 1998
                               ----------------
TO THE STOCKHOLDERS OF
    PLYMOUTH RUBBER COMPANY, INC.:

    The 1998 Annual Meeting of Stockholders of Plymouth Rubber Company, Inc. will be held at the Four Points Hotel and Conference Center, 1151 Boston-Providence Turnpike, Norwood, Massachusetts, on April 24, 1998 at 10:00 A.M., for the purpose of considering and acting upon the following:

    1.  The election of two directors, to serve for a term of three years;

    2. Ratification of the Company's Amendment to the 1995 Non-Employee Directors' Stock Option Plan.

    3. Ratification of the selection of Price Waterhouse LLP as the Company's auditors for the fiscal year ending November 27, 1998;

    4. To act on a proposal submitted by a stockholder requesting that the Board of Directors retain an investment banking firm to consider strategic alternatives to increase shareholder value as more fully described in the accompanying Proxy Statement.

    5. The transaction of such other business as may properly be brought before the meeting or any adjournments thereof.

    Only holders of record of the Company's Class A Common Stock at the close of business on February 27, 1998 will be entitled to notice of and to vote (to the extent provided in the attached Proxy Statement) at the meeting or any adjournments thereof.

    A copy of the Company's annual report for the fiscal year ended November 28, 1997 is included herewith.

                                       By Order of the Board of Directors
                                           JOEL A. KOZOL, Clerk

Canton, Massachusetts
March 25, 1998

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        PLYMOUTH RUBBER COMPANY, INC.
                              104 REVERE STREET
                         CANTON, MASSACHUSETTS 02021

                               ----------------
                               PROXY STATEMENT
                               ----------------

                           SOLICITATION OF PROXIES

    This Proxy Statement, which is first being mailed to stockholders on or about March 25, 1998, is furnished in connection with the solicitation by management, at the direction of the Board of Directors, of proxies for use at the Company's annual meeting of stockholders to be held on April 24, 1998. Execution and return of the proxy will not in any way affect a stockholder's right to attend the meeting and to vote in person. A stockholder who executes a proxy may revoke it at any time before it is voted. Properly executed proxies, received in due time and not previously revoked, will be voted at the meeting or any adjournment thereof as specified therein, but if no specification is made such proxy will be voted in favor of the election of the directors nominated by the Board of Directors as hereinafter set forth, in favor of the ratification of the Company's Amendment to the 1995 Non-Employee Directors' Stock Option Plan, and in favor of the ratification of the appointment of Price Waterhouse LLP as independent auditors for the year ending November 27, 1998, and against the stockholder proposal.

    The expense of the solicitation of proxies will be borne by the Company. It is expected that the solicitation will be conducted exclusively by mail. However, if it should appear desirable to do so in order to insure an adequate representation of the shareholders at the meeting, either in person or by proxy, officers and employees of the Company may communicate with stockholders, banks, brokerage houses, nominees and others by telephone or telegraph, or in person, to request that proxies be furnished.

                 OUTSTANDING SECURITIES AND OWNERSHIP THEREOF

OUTSTANDING SHARES AND VOTING RIGHTS
    Stockholders are entitled to one (1) vote for each share of the Company's Class A Common Stock, $1 par value ("Class A Stock"), owned by them of record as of the close of business on February 27, 1998. On that date there were outstanding 810,586 shares of Class A Stock entitled to be voted at the meeting. The Class A Stock is the only class of the Company's outstanding capital stock entitled to notice of and to vote at the meeting.

    In addition to the foregoing voting securities, on February 27, 1998 the Company had outstanding 1,263,464 shares of Class B Common Stock, $1 par value ("Class B Stock"). The holders of Class B Stock will not be entitled to vote at the meeting. At the close of business on February 27, 1998, Maurice J. Hamilburg, Joseph D. Hamilburg and Phyllis B. Hamilburg owned or controlled through a voting trust an aggregate of 383,447 shares of the Company's Class B Stock, constituting approximately 30.3% of the outstanding shares; Maurice J. Hamilburg and Joseph D. Hamilburg owned 43,442 and 49 shares, respectively, and the Plymouth Rubber Company Profit-Sharing Plan and Trust, Plymouth Rubber Defined Benefit Unit Pension Plan and Trust and Joseph M. Hamilburg Foundation, as to each of which Maurice J. Hamilburg and Joseph D. Hamilburg are Trustees, owned an aggregate of 65,353 shares of the Company's Class B Stock, constituting approximately 5.2% of the outstanding shares.

OWNERSHIP OF VOTING SECURITIES
        The following table sets forth, as of February 27, 1998, the information described therein with respect to the persons known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Class A Common Stock ("Class A Stock"), the Company's sole class of voting securities:

        NAME AND ADDRESS                       NO. OF SHARES            PERCENT
      OF BENEFICIAL OWNER                   BENEFICIALLY OWNED         OF CLASS
      -------------------                   ------------------         --------
PHYLLIS B. HAMILBURG                            431,655(1)               53.3%
Red Oak Farm
P.O. Box 3329
Plymouth, Massachusetts 02361

MAURICE J. HAMILBURG                            478,564(1)               59.0%
10 Draper Road
Wayland, Massachusetts 01778

JOSEPH D. HAMILBURG                             472,698(1)               58.3%
16 Shaw Drive
Wayland, Massachusetts 01778

JANE H. GUY                                     279,351(2)               34.5%
1660 West Street
Mansfield, Massachusetts 02048

DR. IDO E. COLANTUONI(3)                         64,700                   8.0%
P.O. Box 28231
Washington, D.C. 20038

HANAPER PARTNERS, L.P.,                          63,900(4)                7.9%
Morris Propp,
Rodney M. Propp and
P-II Incorporated
c/o P-II, Incorporated
405 Park Avenue
New York, N.Y. 10022

------------
(1) Maurice J. Hamilburg, Joseph D. Hamilburg and Jane H. Guy are siblings; Phyllis B. Hamilburg is their mother. The shares shown as beneficially owned by each of Phyllis B. Hamilburg, Maurice J. Hamilburg and Joseph D. Hamilburg are so shown by reason of their direct and indirect beneficial ownership of certain of the shares and their respective voting powers with respect to certain of the shares as Voting Trustees of a voting trust and as trustees of various other trusts. For a breakdown of the actual beneficial ownership of the shares, see "Stock Ownership of Nominees, Continuing Directors and Officers."

(2) Of the shares shown as beneficially owned by Jane H. Guy, 18,011 shares are owned indirectly (the direct ownership being held by a voting trust as described under the caption "Stock Ownership of Nominees, Continuing Directors and Officers"), and 515 are held directly, and the remainder are in trusts of which she is a beneficiary or co-beneficiary with others and with respect to which she has no voting powers.

(3) Based on Schedule 13D dated May 8, 1997.

(4) Based on a Schedule 13D dated May 4, 1997. Of the aggregate 63,900 shares reported as beneficially owned: 49,000 shares were beneficially owned by Hanaper Partners, L.P., its general partner, P-II, Incorporated, and Morris Propp and Rodney M. Propp, the controlling persons of P-II, Incorporated; 13,800 shares were beneficially owned by Morris Propp in his individual capacity, and 1,100 shares were beneficially owned by Rodney M. Propp in his individual capacity.

                                PROPOSAL NO. 1
                            ELECTION OF DIRECTORS

    The Company's By-Laws provide for the election by stockholders of a Board of Directors consisting of not less than three (3) nor more than nine (9) directors, as fixed from time to time by the Board of Directors. The directors are divided into three (3) classes as nearly equal in number as possible, consistent with the total number of directors to serve, as fixed by the Board. The directors of each class serve for a term of three (3) years, with the term of each class expiring in successive years, except that the term of a director elected to any class between annual elections will expire with the expiration of the term of that class.

    The Board of Directors has presently fixed (7) as the number of directors to serve during the ensuing year, subject to the Board's authority to change such number from time to time. Of the number so fixed, two (2) will be elected at the meeting to replace the two (2) whose terms expire, such reelected directors to serve for a term of three (3) years. The nominees are set forth below.

    All Class A proxies received by management will be voted (unless otherwise specified) in favor of the persons named below as nominees for election as directors, said nominees to serve for a term of three years (or one year as described hereinabove), and until his or her successor is elected and qualifies. Proxies cannot be voted for more than two directors. All of the following directors (including the nominees) have been directors of the Company for the periods indicated in the table below.

NOMINEE FOR ELECTION AS DIRECTOR AND CONTINUING DIRECTORS
    Information concerning the nominees for election as director for a term to expire in 2001:

                                                                                   SERVED AS     PRESENT
                                                                                   DIRECTOR       TERM
        NAME                               PRINCIPAL OCCUPATION           AGE        SINCE       EXPIRES
        ----                               --------------------          -----     ---------    ---------
JOSEPH D. HAMILBURG(1)(2)            President of                         49         1974         1998
                                     J.D.H. Enterprises, Inc.

SUSAN Y. FRIEDMAN(2)(3)              Business Consultant                  49         1993         1998

    Information concerning other directors who will continue in office after the meeting:

                                                                                   SERVED AS     PRESENT
                                                                                   DIRECTOR       TERM
        NAME                               PRINCIPAL OCCUPATION           AGE        SINCE       EXPIRES
        ----                               --------------------          -----     ---------    ---------
JANE H. GUY(1)                       President and Treasurer of           46         1989         1999
                                     Alladan Kennels, Inc.

MELVIN L. KEATING(2)(3)              President of Kadeca Consulting       51         1989         1999
                                     Corporation

JAMES M. OATES(2)(3)                 Managing Director of The             51         1996         1999
                                     Wydown Group and Chairman of IBEX
                                     Capital Markets LLC

MAURICE J. HAMILBURG(1)              President and Chief Executive        51         1974         2000
                                     Officer of the Company

DUANE E. WHEELER                     Retired Vice President -- Finance    65         1996         2000
                                     and Treasurer of the Company

    Jane H. Guy, a graduate of Wheaton College, has since 1978, been President and Treasurer of Alladan Kennels, Inc., a company engaged in the business of operating dog care and grooming kennels. She also conducts a dog breeding operation.

    Since 1997, Melvin L. Keating has served as President of Kadeca Consulting Corporation. Prior thereto, (1995-1997), Mr. Keating served as President of Sunbelt Management Company. Sunbelt Management is an owner and operator of commercial and retail real estate in North America. From 1994-1995 Mr. Keating served as Senior Vice President of Reichmann International Companies and from 1986 to 1994, as Senior Vice President of Olympia & York Companies, U.S.A., entities controlled by the Reichmann family, engaged in the real estate development business, including the development and construction of major urban office buildings and other commercial property. Mr. Keating is a graduate of Rutgers University where he earned a BA degree, and he holds Master of Science and Master of Business Administration degrees from the Wharton School of the University of Pennsylvania.

    Maurice J. Hamilburg has been President of the Company since 1987. He served as Executive Vice President from 1976 to 1987, and prior to 1976 he served in various other capacities with the Company for several years. He is a graduate of Harvard College and of the Harvard Graduate School of Business Administration where he earned the degree of Master of Business Administration.

    Since October, 1988, Joseph D. Hamilburg, a graduate of Harvard College, has served as President of J.D.H. Enterprises, Inc., an international consulting company, and in this capacity since 1988, has served as a business consultant to the Company. Prior to October, 1988, he served as Vice President and Treasurer of the Company and in other executive officer capacities for more than five (5) years.

    Susan Y. Friedman, a graduate of Brown University and the Harvard Graduate School of Business Administration where she earned the degree of Master of Business Administration, has served as an independent business consultant since 1991.

    James M. Oates is presently Managing Director of the Wydown Group and Chairman of IBEX Capital Markets LLC. Mr. Oates served as President and Chief Executive Officer of Neworld Bancorp, Inc. and Neworld Bank from 1984-1994. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration. He is a director of Blue Cross Blue Shield of New Hampshire, Phoenix Mutual Funds, Phoenix Duff & Phelps, AIB Govett, Inc., Investors Bank & Trust, Investor Financial Services Corp., Command Systems, Stifel Financial, and the Massachusetts Housing Partnership.

    Duane E. Wheeler served as Vice President -- Finance of the Company from 1980 to 1997, and as Treasurer from 1988 until 1998. Prior to 1980 he served as Vice President of Administration and Finance of Acushnet Company, a subsidiary of American Brands, which manufactures and distributes golf equipment and precision rubber molded goods. Mr. Wheeler is a graduate of the University of Massachusetts.

----------
(1) Member of Executive Committee.

(2) Member of Audit Committee.

(3) Member of Compensation Committee.

              CERTAIN MATTERS RELATING TO OFFICERS AND DIRECTORS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
    The Company's Board of Directors has among its separate committees, a Compensation Committee, (the "Committee"), which is comprised of three
Directors: Ms. Susan Y. Friedman (the Chair of the Committee), Mr. Melvin L. Keating, and Mr. James M. Oates, all of whom are non-employee Directors.

THE BOARD COMPENSATION COMMITTEE REPORT
    The Company administers executive compensation through its Compensation Committee. This Committee is made up of three (3) Directors, all of whom are non-employees. The Committee reviews policies and makes recommendations to the Board of Directors with respect to such matters as (i) appropriate compensation policy for key management personnel, including basic salary levels, (ii) the implementation and/or amendment and/or termination of existing employee benefit and incentive plans, (iii) the establishment and implementation of new employee benefit and incentive plans, (iv) appropriate implementation of the Company's stock option or other stock purchase plans through grants thereunder, (v) the award of cash bonus, when appropriate, to officers and other key employees, and (vi) generally, all matters relating to officer and other key employee compensation.

    Among the Committee's objectives is that of establishing executive compensation competitive with that of other companies similar in size, considering the relative responsibility levels of individual executives. The Company's goal is to award competitive compensation based on a total assessment of salary, stock options, and bonus. The Committee uses its discretion and business judgment in setting executive compensation, using neither a predetermined formula, nor any quantitative weights for the various factors. While the Committee does not, itself, survey any companies when setting and evaluating total compensation of the Company's executives, the entire Committee reviews independently produced Executive Compensation Surveys. The Compansation Surveys are used as a guide to determine whether total compensation is within the reasonable range of those similarly situated, as well as to evaluate whether the executives' salaries are reasonable in relationship to each other, and to the market, taking into account the individuals' responsibilities and contributions to corporate performance.

    The CEO's compensation is comprised of a base salary, and depending upon the above-stated factors and adjustments, a bonus, and may include a stock option grant. The Committee does not use a predetermined formula for establishing CEO or other executive compensation; rather, the Compensation Committee uses its discretion, evaluates and weighs several factors, and arrives at its compensation decision using its best judgement. When setting and evaluating the CEO's compensation, the Committee members review the Compensation Surveys and consider the CEO's compensation in relation to that data. The Committee establishes the CEO's compensation after taking into account the Company's performance, the CEO's performance, and the relationship of the CEO's compensation to that of the other key executives.

    The Committee evaluates the award of a bonus to the CEO, using its discretion and business judgment. For fiscal 1997, the Compensation Committee awarded a bonus to the CEO of approximately 22% of salary, based on his contribution to current operations of the Company and achievement of several objectives intended to strengthen the Company long term.

    In addition, the Committee makes decisions regarding the payment of cash bonuses to the Company's Executive Officers. The purpose of the bonus is to provide incentives and rewards to the Executive Officers, based on the overall achievement of corporate goals. The decision as to individual bonus awards is discretionary. The Committee considers, without any specific assignment of weight thereto, factors such as the Company's overall financial performance, the individuals' levels of compensation relative to external markets, their performance and value to the Company, and their relative contributions to the management team. No bonus other than that awarded to the CEO was awarded to Executive Officers for fiscal 1997.

    The Board of Directors may also, upon the recommendation of the Compensation Committee, award Incentive Stock Options (see the caption "Stock Options" below and in this Proxy Statement) to certain key employees. The purpose of this program is to provide long-term incentives to key employees to increase shareholder value, and to align management's goals with those of shareholders. Such Stock Options may be awarded in lieu of or in addition to bonus, and utilize vesting periods to encourage key employees to continue in the employ of the Company and to encourage a long-term perspective. The Committee considers the amounts and terms of the prior years' grants in deciding whether to award options, to whom, and in what amounts for the last completed fiscal year. While the establishment of the actual award is discretionary, no Incentive Stock Options were awarded in fiscal 1997. Subsequent to year-end, an aggregate of 69,900 Incentive Stock Options were awarded to certain key employees, not including the CEO, who received a cash bonus for 1997.

    The compensation model for the Company's executives is intended to be competitive (at least the 50th percentile) when measured against executives of comparably sized manufacturing companies.

    In the Committee's opinion the Company's executives are appropriately compensated when compared with others similarly situated.

                                        Respectfully submitted,
                                        Compensation Committee

                                        By SUSAN Y. FRIEDMAN, Chair
                                           MELVIN L. KEATING
                                           JAMES M. OATES

EXECUTIVE COMPENSATION
    General. The following table sets forth the total annual compensation paid or accrued by the Company to the account of each executive officer of the Company whose cash compensation for the fiscal year ended November 28, 1997 exceeded $100,000.

                                                                            SUMMARY COMPENSATION TABLE
                                               ----------------------------------------------------------------------------------
                                                                                            LONG TERM COMPENSATION
                                                                                       --------------------------------
                                                        ANNUAL COMPENSATION                    AWARDS          PAYOUTS
                                               --------------------------------------  ----------------------  --------
                                                                                           (# OF SHARES)
                                                                              OTHER    ---------------------
                                                                              ANNUAL   RESTRICTED                        ALL OTHER
                               PRINCIPAL                                     COMPEN-      STOCK     OPTIONS/     LTIP     COMPEN-
          NAME                 POSITION         YEAR   SALARY $    BONUS $   SATION $    AWARDS       SARS     PAYOUTS     SATION
          ----                 --------         ----   --------    -------   --------    ------       ----     -------     ------
M. J. Hamilburg           President and         1997    224,167     50,128    3,195        --          --         --         --
                            Chief Executive     1996    207,504    100,097    3,048        --          --         --         --
                            Officer             1995    198,504        245    1,770        --          --         --         --

A. I. Eisenberg           Vice President        1997    153,250        128      --         --          --         --         --
                            Sales and           1996    136,836     25,597      --         --          --         --         --
                            Marketing           1995    132,119     11,245      --         --          --         --         --

S. S. Leppo               Vice President        1997    141,504        128      --         --          --         --         --
                            Research and        1996    131,004      9,097      --         --          --         --         --
                            Development         1995    127,210      9,245      --         --          --         --         --

W. F. Mansell             Vice President        1997    130,008      --         --         --          --         --         --
                            Manufacturing       1996      --         --         --         --          --         --         --
                                                1995      --         --         --         --          --         --         --

D. E. Wheeler             Vice President        1997    120,750        128      --         --          --         --         --
                            Finance and         1996    115,750     10,597      --         --          --         --         --
                            Treasurer           1995    112,501      9,745      --         --          --         --         --

    The 1996 bonus for Mr. Hamilburg includes $50,000 for fiscal 1995 and awarded in 1996.

    Other annual compensation includes the interest on a loan from the Company and life insurance premiums of $1,055 and $2,140 in 1997, $1,187 and $1,861 in 1996, and $930 and $840 in 1995, respectively, for Mr. Hamilburg.

    Mr. Wheeler resigned his office of Vice President of Finance as of August 25, 1997, but remained as Treasurer as of fiscal year end.

    Mr. Mansell joined the Company on September 8, 1997. His salary for 1997 presented in the above table reflects an annualization of his compensation as if he had been employed for the full year.

    Options. The following table sets forth the details of options granted to individuals listed in the Summary Table during the fiscal year 1997. The second section in this section shows the value of unexercised options.

                           OPTION/SAR GRANTS TABLE
                    OPTION/SAR GRANTS IN LAST FISCAL YEAR
                    -------------------------------------                                  POTENTIAL REALIZABLE VALUE
                                                                                           AT ASSUMED ANNUAL RATES OF
                                                                                          STOCK PRICE APPRECIATION FOR
                                                  INDIVIDUAL GRANTS                               OPTION TERM
                                 ----------------------------------------------------      ---------------------------
                                              % OF TOTAL
                                 OPTIONS/    OPTIONS/SARS
                                   SARS       GRANTED TO   EXERCISE OR
                                  GRANTED    EMPLOYEES IN  BASE PRICE        EXPIRATION
    NAME                             #       FISCAL YEAR     ($/SH)             DATE             5% ($)       10% ($)
    ----                          -------    ------------  -----------        ---------          ------       -------
William Mansell ...............   15,000         37.5         4.75        September 6, 2007      44,850       113,850

    Options were granted under the 1995 Plymouth Rubber Company, Inc. Employee Incentive Stock Option Plan described on page 20 of this Proxy Statement.

                OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUE
--------------------------------------------------------------------------------             VALUE OF
                                                                             NUMBER OF      UNEXERCISED
                                                                            UNEXERCISED     IN-THE-MONEY
                                                                            OPTIONS/SARS    OPTIONS/SARS
                                                                           AT FY-END (#)   AT FY-END ($)
                                          SHARES ACQUIRED      VALUE        EXERCISABLE/    EXERCISABLE/
    NAME                                  ON EXERCISE (#)   REALIZED ($)   UNEXERCISABLE   UNEXERCISABLE
    ----                                  ---------------   ------------   -------------   -------------
Maurice J. Hamilburg .....................    28,875           68,434            --              --
                                                                               57,750         107,935

Alan I. Eisenberg ........................     8,085           46,877          19,635          46,194
                                                                               23,100          48,164

Sheldon S. Leppo .........................     5,775           32,398          17,325          39,877
                                                                               17,325          36,123

Duane E. Wheeler .........................     5,775           31,676          17,325          39,877
                                                                                 --              --

William Mansell ..........................       --              --              --              --
                                                                               15,000            --

    The value realized for shares acquired by exercise was determined using the ending market value of the Company's Class B Common Stock at January 10, 1997, ($7.00) for Mr. Wheeler, January 28, 1997 ($7.313) for Mr. Eisenberg, January 30, 1997 ($7.125) for Mr. Leppo, and June 28, 1997 ($4.75) for Mr.
Hamilburg less the exercise price of the exercised options.

    The value of unexercised "in-the-money" was determined using the ending market value of the Company's Class B Common Stock at November 30, 1997, ($4.25) less the exercise price of the unexercised options.

    Common Stock Performance: As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance for the Company with the stock performance of appropriate similar companies. The Company has selected the S&P 500 and the Amex Market Value Index for the broad equity market and published industry indexes, respectively, for stock performance comparison. The Company does not know of an appropriate peer group or other industry index of comparably traded companies that would be more meaningful.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG PLYMOUTH RUBBER COMPANY, INC. CLASS A AND B, THE S&P 500 INDEX
                        AND THE AMEX MARKET VALUE INDEX

                                                 Cumulative Total Return
                                            -----------------------------------
                                            11/92 11/93 11/94 11/95 11/96 11/97

PLYMOUTH RUBBER COMPANY, INC. .....  PLR.A   100   135   194   256   227   157

PLYMOUTH RUBBER COMPANY, INC. .....  PLR.B   100   132   197   251   205   111

S&P 500 ...........................  S&P     100   110   111   152   195   250

AMEX MARKET VALUE INDEX ...........  AMX     100   116   110   136   150   173

*$100 INVESTED ON 11/30/92 IN STOCK OR INDEX - INCLUDING REINVESTMENT OF
 DIVIDENDS.
 FISCAL YEAR ENDING NOVEMBER 30.

    Note to Graph Above: Assumes $100 invested on November 30, 1992 in Plymouth Rubber Company, and an identical amount in the S&P 500 and AMEX Market Value Index. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph above. The Company will not make nor endorse any predictions as to future performance.

RETIREMENT BENEFITS
    The Company has a defined contribution profit sharing plan and trust which includes an employee elective deferral of income under the provisions of
Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, the Company has a defined benefit pension plan and trust. The Company may make discretionary contributions to the Profit Sharing Trust. With respect to the Profit Sharing Plan prior to amendment, allocations were made to each participant's account based upon years of service and salary. Under the amended plan, Company contributions will be allocated based upon a combination of annual pay and employee elective deferrals. Subject to the provisions described below relating to the pension plan, on retirement a participating employee's account is paid to him either in a lump sum or in ten annual payments at the employee's designation.

    The pension plan for salaried employees, established in 1980, is Company-funded and provides for a monthly payment to a retired participant of $12.50 multiplied by the participant's number of years of credited service to the Company, reduced by the amount of a monthly life annuity pension which would be the actuarial equivalent of the amount accumulated in the employee's profit sharing account at the date of retirement. If, without reduction by reason of a participant's profit sharing plan account, benefits not less than the actuarial equivalent of the amount in such participant's profit sharing plan account would be provided to such participant under the pension plan, distribution of the participant's profit sharing plan account is made by transfer thereof to the pension plan trust. The benefits to the participant, therefore, are those payable under the pension plan or the profit sharing plan, whichever are greater. In August, 1996 the Company elected to curtail the non-contributory defined benefit pension plan with respect to funding of future benefits effective November 30, 1996.

    The following table sets forth the estimated annual benefits upon retirement payable under the foregoing plans to the identified Executive Officers of the Company (and all executive officers as a group), based on the amounts in their respective profit sharing accounts as of November 28, 1997 and reflects the impact of curtailment of the pension plan effective November 30, 1996.

                                                          ESTIMATED ANNUAL
                  NAME                              BENEFITS UPON RETIREMENT(1)
                  ----                              ---------------------------
MAURICE J. HAMILBURG ..................................        $ 3,750

ALAN I. EISENBERG .....................................          1,500

SHELDON S. LEPPO ......................................          5,850

DUANE E. WHEELER ......................................          2,400

7 Executive Officers as a Group .......................         17,250

------------
(1) Lifetime annual payments under pension plan.

CERTAIN TRANSACTIONS
    The Company has a consulting arrangement with Joseph D. Hamilburg, a director, pursuant to which Mr. Hamilburg has been engaged to render consulting services to the Company in the areas of sales, personnel and administrative matters. During the fiscal year ended November 28, 1997, Mr. Hamilburg was paid $118,500 for such services. The Company believes that the amount paid to Mr. Hamilburg would be competitive with that which would be required to be paid to an outside consultant with Mr. Hamilburg's knowledge and experience in these areas, as they relate to the Company, with respect to which he rendered such services.

    The Company has a consulting arrangement with Jane H. Guy, a director, pursuant to which Ms. Guy has been engaged to render consulting services to the Company. During the year ended November 28, 1997 Ms. Guy was paid $32,900 for such services. The Company believes that the amount paid to Ms. Guy would be competitive with that which would be required to be paid to an outside consultant with Ms. Guy's knowledge and experience.

MEETING ATTENDANCE; COMMITTEES
    During fiscal year 1997 the Board of Directors held 8 meetings. All directors are paid $500 for each meeting attended. In addition, the Company's outside directors receive an annual retainer of $5,000. The Company has no nominating committee. It has an Executive Committee, a Compensation Committee and an Audit Committee, the members of which are noted in the table under the caption "Nominees for Election as Directors and Continuing Directors." The Audit Committee which is comprised of four non-employee Directors held two meetings during the past year attended by all members. The Audit Committee reviews with the auditors the scope of the audit work and questions which may arise in the course of the annual audit, reviews the fees charged by the audit firm and considers such other matters as the adequacy of internal controls, accounting staffing, etc. The Executive Committee held no meetings in fiscal 1997. The Compensation Committee, which held two meeting during the past year attended by all members, reviews the compensation of Executive Officers and makes recommendations with respect thereto from time to time. Members of the Audit and Compensation Committees are paid $500 for each meeting attended. Each director attended at least 75% of the Board of Director and respective committee meetings, except Joseph D. Hamilburg who attended 70%.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
    Based on a review of materials submitted to the Company, the Company believes there are no directors, officers or beneficial owners of more than 10% of any class of equity securities of the Company who failed to file on a timely basis reports as required by Section 16(a) of the Exchange Act, except that: Ms. Friedman, a director of the Company, failed to file a Statement of Changes of Beneficial Ownership, Form 4 with respect to a purchase of 700 shares of Class A Common Stock in May 1997. A Form 5 reflecting this transaction was filed in January 1998.

STOCK OWNERSHIP OF NOMINEES, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
    The following table sets forth information as to all ownership of the Company's capital stock by each present director, each nominee for election as a director and all directors, nominees and executive officers as a group:

                                                           SHARES
                                                        BENEFICIALLY
                                                          OWNED ON          PERCENT OF        NATURE OF
             NAME                 TITLE OF CLASS          2/27/98              CLASS          OWNERSHIP
             ----                 --------------          -------              -----          ---------
JANE H. GUY                     Class A Common          279,351(1)               34.5%         Direct
                                                                                                  &
                                                                                              Indirect
                                Class B Common          284,592(1)               22.5%        Indirect

JOSEPH D. HAMILBURG             Class A Common          472,698(2)               58.3%         Direct
                                                                                                  &
                                                                                              Indirect
                                Class B Common          466,174(3)               36.9%         Direct
                                                                                                  &
                                                                                              Indirect

MAURICE J. HAMILBURG            Class A Common          478,564(2)(4)(5)         59.0%         Direct
                                                                                                  &
                                                                                              Indirect
                                Class B Common          492,535(3)(4)(5)         39.0%         Direct
                                                                                                  &
                                                                                              Indirect

SUSAN Y. FRIEDMAN               Class A Common              900                 --             Direct
                                Class B Common           17,356(8)              --             Direct

MELVIN L. KEATING               Class B Common           17,325(8)              --             Direct

JAMES M. OATES                  Class B Common           15,550(8)              --             Direct

DUANE E. WHEELER                Class B Common           21,069(8)              --             Direct

11 Officers and Directors       Class A Common          479,999(6)               59.2%         Direct
  as a Group                                                                                      &
                                                                                              Indirect
                                Class B Common          662,608(7)               52.4%         Direct
                                                                                                  &
                                                                                              Indirect

------------
(1) 18,011 Class A shares are owned indirectly, the shares being held in the Voting Trust described below, and 515 are held directly; 2,791 Class B shares are owned indirectly, the shares being held in the Voting Trust described below, and 117 are held directly, and all remaining Class A and Class B shares are beneficially owned as a beneficiary of various Trusts for her sole benefit or as a co-beneficiary with Maurice J. Hamilburg and Joseph D. Hamilburg, except that 12,258 Class B shares are held as custodian for three minor children, as to which she disclaims beneficial ownership; 17,325 of the Class B shares shown as owned by Jane H. Guy are not actually owned but are subject to presently exercisable options to purchase same.

(2) The number of shares of Class A Common Stock shown as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg are so shown by reason of their voting powers with respect thereto. 20 of the shares shown as owned by Joseph D. Hamilburg are owned by him directly; 15 of the shares shown as owned by Maurice J. Hamilburg are owned by him directly; and 431,655 of the shares (53.3% of the Company's outstanding Class A Common Stock) shown as owned by each are in a voting trust (the "Voting Trust") of which they, with, Phyllis B. Hamilburg, are the Voting Trustees. The actual beneficial ownership of the shares held by the Voting Trust and the respective percentages of the outstanding Class A Common Stock represented thereby are broken down as follows:

       (i) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg is the beneficiary;

      (ii) 12,695 shares (1.6%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

     (iii) 249,404 shares (30.8%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees and of which Phyllis B. Hamilburg is a life income beneficiary and Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are life income beneficiaries following her death;

      (iv) 5,700 shares (.7%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees for the benefit of Jane H. Guy;

       (v) 68,683 shares (8.5%) beneficially owned by a trust of which Joseph
           D. Hamilburg, Maurice J. Hamilburg, and Joel A. Kozol, are Trustees and of which Phyllis B. Hamilburg is the beneficiary for her life and thereafter Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are beneficiaries;

      (vi) 4,252 shares (.5%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph and Maurice Hamilburg are Trustees;

     (vii) 5,721 shares (.7%) beneficially owned by a trust of which Phyllis
           B. Hamilburg is Trustee for the benefit of Jane H. Guy;

    (viii) 18,471 shares (2.3%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph and Maurice Hamilburg are Trustees;

      (ix) 18,012 shares (2.2%) beneficially owned by Maurice J. Hamilburg;

       (x) 25,006 shares (3.1%) beneficially owned by Joseph D. Hamilburg;

      (xi) 18,011 shares (2.2%) beneficially owned by Jane H. Guy.

    In addition, of the aggregate number of shares shown in the table as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg 14,621 shares (1.8%) and 7,150 shares (.9%) not covered by the Voting Trust are owned by the Plymouth Rubber Company Profit-Sharing Plan and Trust and the Plymouth Rubber Defined Benefit Pension Plan and Trust, respectively, of which Joseph Hamilburg and Maurice Hamilburg are Trustees; and 19,252 shares (2.4%) are owned by the aforementioned Joseph
    M. Hamilburg Foundation.

(3) The number of shares of Class B Common Stock shown as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg are so shown by reason of their voting powers with respect thereto on all matters on which the Class B Stock may at any time be entitled to vote. 49 of the shares shown as owned by Joseph D. Hamilburg; 17,325 of the shares shown as owned by Joseph D. Hamilburg are not actually owned but are subject to presently exercisable options to purchase same; and 43,442 of the shares shown as owned by Maurice J. Hamilburg are owned by each directly; and 383,447 (30.4%) of the shares shown as owned by each are in the Voting Trust referred to in footnote (1) above. The actual beneficial ownership of the shares held by the Voting Trust and their respective percentages of the outstanding Class B Common Stock are broken down as follows:

       (i) 10,060 shares (.8%) beneficially owned by a trust of which Joseph D. Hamilburg is the beneficiary;

      (ii) 34,132 shares (2.7%) beneficially owned by two separate trusts of which Maurice J. Hamilburg is the beneficiary;

     (iii) 220,794 shares (17.5%) beneficially owned by a trust of which Phyllis
           B. Hamilburg is a life income beneficiary and Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are life income beneficiaries following her death;

      (iv) 10,060 shares (.8%) beneficially owned by a trust of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees for the benefit of Jane H. Guy;

       (v) 11,054 shares (.9%) beneficially owned by Joseph M. Hamilburg Foundation of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

      (vi) 21,247 shares (1.7%) beneficially owned by a trust of which Phyllis
           B. Hamilburg is Trustee for the benefit of Jane H. Guy;

     (vii) 23,510 shares (1.9%) beneficially owned by five grandchildren of Phyllis B. Hamilburg, of which 11,252 shares are held by Maurice J. Hamilburg as custodian for his two minor children, as to which he disclaims beneficial ownership, and 12,258 shares held by Jane H. Guy as custodian for her three minor children, as to which she disclaims any beneficial ownership.

    (viii) 2,791 shares (.2%) beneficially owned by Maurice J. Hamilburg;

      (ix) 33,499 shares (2.7%) beneficially owned by Joseph D. Hamilburg;

       (x) 2,791 shares (.2%) beneficially owned by Jane H. Guy;

      (xi) 2,863 shares (.2%) beneficially owned by the Plymouth Rubber Defined Benefit Pension Plan and Trust, of which Joseph D. Hamilburg and Maurice J. Hamilburg are Trustees;

     (xii) 10,646 shares (.8%) beneficially owned by a trust of which Joseph D. Hamilburg, Maurice J. Hamilburg and Joel A. Kozol are Trustees and of which Phyllis B. Hamilburg is the beneficiary for her life and thereafter, Jane H. Guy, Joseph D. Hamilburg and Maurice J. Hamilburg are beneficiaries.

In addition, of the aggregate number of shares shown in the table as beneficially owned by each of Joseph D. Hamilburg and Maurice J. Hamilburg are shares not covered by the Voting Trust, 18,922 shares (1.5%) are owned by the aforementioned Joseph M. Hamilburg Foundation and 16,218 shares (1.3%) and 30,213 shares (2.4%) are owned by the Plymouth Rubber Company Profit-Sharing Plan and Trust and the Plymouth Rubber Defined Benefit Pension Plan and Trust, respectively, of which Joseph Hamilburg and Maurice Hamilburg are Trustees.

(4) Does not include 2,500 shares of Class A Stock and 2,760 shares of Class B Stock owned by Mr. Hamilburg's wife, as to which he disclaims any beneficial interest. The Class B shares shown as owned by Mr. Hamilburg includes an aggregate of 11,252 and the Class A shares shown as owned by Mr. Hamilburg excludes an aggregate of 1,000 shares all of which are held by him as custodian for his minor children under the Uniform Gifts to Minors Act, as to which he disclaims any beneficial interest.

(5) 5,871 shares of Class A and 293 shares of Class B are shown in the table as beneficially owned by a trust of which Maurice J. Hamilburg is trustee for the benefit of a niece of the late Daniel M. Hamilburg.

(6) By virtue of their individual direct beneficial ownership of Class A shares and of their voting powers pursuant to the Voting Trust and other trusts referred to in footnote (1) above, all officers and directors of the Company as a group have more than 50% of the voting power of the Company's outstanding Class A Common Stock. Messrs. Joseph D. Hamilburg, Maurice J. Hamilburg and Phyllis B. Hamilburg have advised that they intend to vote the shares with respect to which they possess voting power (478,564 shares-59.0%) in favor of the nominees for directors, in favor of the Amendment to the 1995 Non-Employee Director Stock Option Plan, and in favor of Price Waterhouse as auditors and against Proposal #4, the stockholder proposal. Accordingly, passage and non-passage of these proposals, respectively, is assured.

(7) Includes an aggregate of 103,750 shares not actually owned, but subject to presently exercisable options for the purchase of said number of shares.

(8) 17,325 of the shares shown as owned by Susan Y. Friedman, 17,125 of the shares shown as owned by Melvin L. Keating and 11,550 of the shares shown as owned by James M. Oates are not actually owned but are subject to presently exercisable options to purchase same.

STOCK OPTIONS
    The Company has in effect five stock purchase programs for executive officers and other key personnel, and non-employee directors, as the case may be. One such program is embodied in the Company's Executive Incentive Stock Purchase Plan, adopted and approved by shareholders in 1969 (the "1969 Plan"), pursuant to which the Company from time to time granted options to various executive officers as determined by the Company's Board of Directors or the Committee, if any, administering the Plan, for the purchase of restricted shares of the Company's Class B Common Stock, $1.00 par value, at an exercise price, as determined by the Board or Committee, but no less than $1.00 per share. 30,452 shares were issued and all restrictions regarding same had lapsed, as of November 28, 1997.

    The second such stock purchase program is the Company's 1982 Employee Incentive Stock Option Plan (the "1982 Plan"), adopted and approved by the Company's shareholders in 1982, and amended by the Company's shareholders in 1990, pursuant to which options for the purchase of up to an aggregate of 200,000 shares of the Company's Class B Common Stock, $1.00 par value could have been granted from time to time to key employees at an exercise price of no less than fair market value as of the date of grant. Options for the purchase of 135,649 shares have been granted. As of November 28, 1997 options for 100,193 shares had been exercised, 33,039 remained exercisable and 2,417 expired. No further options may be granted under the 1982 Plan. (Pursuant to the provisions of the 1982 Plan, the quantity and exercise price of the options granted were adjusted for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively.)

    The third such stock purchase program is the Company's 1992 Employee Incentive Stock Option Plan ("the 1992 Plan"), adopted and approved by the Company's shareholders in 1993, pursuant to which options for the purchase of up to an aggregate of 225,000 shares (subject to adjustment as described hereinbelow) of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the Option Committee administering the 1992 Plan may authorize variations, options granted under the 1992 Plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the 1992 Plan is made to attract and to retain key employees essential to the Company's successful operations and growth. Of the total options issued and outstanding under the 1992 Plan, 85,000 were issued with variations from this standard form. These options granted in June 1992, were originally exercisable only for five years from the date of grant and could not be exercised unless the closing price of the Company's Class B common stock on the American Stock Exchange had been no less than $12 on each of at least twenty days in any consecutive sixty day period during the twelve months immediately preceding the date of the exercise and unless the average daily closing price of the Common Stock during the sixty day period immediately prior to the date of exercise were not less than $12 (the "Price Hurdle"). During August 1993, modifications to certain terms were made to alter the exercise provisions and the period of exercisability. The revised terms provide for exercisability, in any event, after the tenth anniversary of grant. In addition, the new terms provide for accelerated exercisability should the "Price Hurdle" be attained. Pursuant to the provisions of the 1992 Plan clarifications made to these options, the quantity and Price Hurdle of the options were adjusted for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively. During fiscal 1997 options to purchase 4,042 shares were granted. As of November 28, 1997 options for the purchase of a total of 259,876 shares under the 1992 Plan have been granted, with exercise prices that range from $2.17 to $7.13, and 35,805 options have been exercised and 113,780 options were exercisable, after adjustment for the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively.

    The fourth such stock purchase program is the Company's 1995 Employee Incentive Stock Option Plan ("the 1995 Employee Plan"), adopted and approved by the Company's shareholders in 1995, pursuant to which options for the purchase of up to an aggregate of 150,000 shares of the Company's Class B Common Stock, $1.00 par value, may be granted from time to time to key employees, at an exercise price of no less than the fair market value of the shares as of the date of grant. Although the Board of Directors or the Option Committee administering the plan may authorize variations, options granted under the plan will generally be exercisable in one-quarter increments, beginning one year from the date of grant, with an additional one-quarter becoming exercisable at the end of each year thereafter. The selection of key employees for the grant of options under the plan is made to attract and to retain key employees essential to the Company's successful operations and growth. During fiscal 1997 options to purchase 35,958 shares were granted. As of November 28, 1997, no options were exercisable.

    The fifth such stock purchase program is the Company's 1995 Non-Employee Directors' Stock Option Plan (the "1995 Director Plan"), adopted and approved by the Company's shareholders in 1995. Pursuant to the 1995 Director Plan, options are granted to the Company's non-employee Directors for the purchase of up to an aggregate 120,000 shares (subject to adjustment as described below), of the Company's Class B Common Stock, $1.00 par value, at an exercise price of no less than the fair market value of the shares as of the date of grant. The 1995 Director Plan provides for an automatic grant of an option to purchase 15,000 shares to each current non-employee director upon approval by the shareholders at the 1995 Annual Meeting and to any new non-employee director upon their appointment or election. Although the Board of Directors or the Option Committee administering the Plan may authorize variations, options granted thereunder will generally be exercisable in one-third increments, beginning one year from the date of grant, with an additional one-third becoming exercisable at the end of each year thereafter. However, with regard to non-employee directors serving at the time of adoption, for each year (or partial year) of service on the Board of Directors prior approval by the shareholders, one-third of the Class B Common Stock covered by such option shall become exercisable. The entire option must expire, in any event, no later than ten years from the date of grant of the option. During 1996, 17,325 options were granted to a non-employee Director, (as adjusted pursuant to the provisions of the 1995 Director Plan following the 10% and 5% stock dividends declared and paid in Class B shares in 1995 and 1996, respectively). As of November 28, 1997, options for the purchase of a total of 200 shares had been exercised and a total of 74,875 shares, (adjusted for the 10% and 5% stock dividends) with exercise prices that range from $7.69 to $8.69, were exercisable. Proposal No. 2 of this Proxy Statement proposes that the 1995 Director Plan be amended to provide for a repricing of all issued and outstanding options granted under the 1995 Director Plan whether or not currently exercisable. Please see Proposal No. 2 and the proposed amended 1995 Director Plan, Annex A to this proxy statement.

                                PROPOSAL NO. 2
                        AMENDMENT TO 1995 NON-EMPLOYEE
                         DIRECTORS' STOCK OPTION PLAN

    On March 13, 1998, the Board of Directors of the Company adopted an amendment to the 1995 Director Plan, subject to approval at the Meeting by a majority of the stockholders of the Company. The amendment provides for a repricing of all the issued and outstanding options granted under the 1995 Director Plan, whether or not currently exercisable. The amendment to the 1995 Director Plan provides that all options currently outstanding and unexercised will be exercisable at a price per share reflecting the market price at the close of business on the day before the day of the 1998 Annual Meeting of Stockholders of the Company.

    Generally, the 1995 Director Plan provides for automatic, or formula, grants of options to purchase 15,000 shares of the Company's Class B Common Stock to the Company's Non-Employee Directors, either on February 1, 1995 or on the date of appointment of any new Non-Employee Director. The 1995 Director Plan provides that the exercise price per share is the closing price on the last trading day prior to (i) February 1, 1995 or (ii) the date of the election of any director subsequent to February 1, 1995. Because of two stock dividends granted by the Company on May 23, 1995 and June 24, 1996, the number of shares underlying each option granted under the 1995 Director Plan is 17,325, rather than 15,000.

    The following Non-Employee Directors currently hold options to purchase shares of the Company's Class B Common Stock issued pursuant to the 1995 Director Plan, in the amounts and for the purchase prices indicated: each of Susan Y. Friedman, Jane H. Guy and Joseph D. Hamilburg -- options to purchase 17,325 shares at $7.69 per share; Melvin L. Keating -- options to purchase 17,125 shares at $7.69 per share; and James M. Oates -- options to purchase 17,325 shares (of which options to purchase 11,550 shares are vested) at $8.69 per share. The purchase prices indicated are as adjusted for the stock dividends, and all options are vested unless otherwise indicated. If this Proposal is adopted at the Meeting, amendments to existing option agreements will be entered into reflecting the changed exercise price.

    The text of the amendment adopted by the Board of Directors of the Company to Section 5(b)(i) follows, and the amended language is indicated in bold:
(The text of the 1995 Director Plan in its entirety, including the amendment, is attached to this Proxy Statement as Annex A.)

    "Section 5(b)(i). Exercise Price. The exercise price for the shares of Class B Common Stock issuable upon the exercise of an option granted under this Plan shall be the closing price of the Class B Common Stock on the last trading day prior to (A) the date of the Annual Meeting of the Stockholders of the Company on which a Non-Employee Director is first elected to the Board of Directors or (B) THE DAY OF THE 1998 ANNUAL MEETING OF STOCKHOLDERS in the case of current Non-Employee Directors."

    The Board of Directors of the Company recommends a vote in favor of this proposal.

                                PROPOSAL NO. 3
                       RATIFICATION OF THE APPOINTMENT
                     OF PRICE WATERHOUSE LLP AS AUDITORS

    The persons named in the accompanying proxy card as attorneys and proxies intend, unless otherwise instructed, to ratify the appointment of Price Waterhouse LLP as independent auditors of the Company for the next fiscal year. The Board of Directors has voted to approve Price Waterhouse LLP to audit the accounts of the Company for the year ending November 27, 1998. Since their report will be addressed to the stockholders, the holders of Class A Common Stock are asked to ratify this selection. Submission to the stockholders of the ratification of the appointment of Price Waterhouse LLP as auditors is not required and such appointment will remain in effect if not approved by the stockholders.

    The Board of Directors recommends a vote in favor of this proposal.

    Price Waterhouse LLP is expected to have a representative at the Annual Meeting of Stockholders who will have an opportunity to make a statement if he desires to do so and who will be available to respond to appropriate questions.

                                PROPOSAL NO. 4
               TO RETAIN AN INVESTMENT BANKING FIRM TO CONSIDER
             STRATEGIC ALTERNATIVES TO INCREASE SHAREHOLDER VALUE

    Thelma K. Colantuoni, stockholder, 6286 Dunaway Court, McLean, Virginia 22101-2204, being the owner of 2,000 shares of Class A Common Stock makes the following proposal:

    RESOLVED: that the shareholders of the Plymouth Rubber Company, Inc. (Company) assembled in the 1998 Annual Meeting in person and proxy, hereby recommend that the Board of Directors of the Company take immediate action to retain a nationally recognized investment banking firm to consider all strategic alternatives to increase shareholder value, including the negotiated sale of all or substantially all of the Company's assets. The Board of Directors of the Company is requested to promptly report to all of its shareholders on the recommendations of the investment banking firm retained for the purpose of increasing shareholder value.

    SUPPORTING STATEMENT: In the opinion of Thelma K. Colantuoni, the recommended proposal is reasonable and justified because of the Company's unsatisfactory financial performance (as shown in its audited financial statements and other filings with the Securities and Exchange Commission) over the past few years despite a robust economy as reflected in the U.S. national income statistics and the strong financial performance of the automotive industry which includes the General Motors Corporation, one of the Company's largest customers for its automotive tape products. Moreover, the protracted price decline since September 1995 in the Company's Class A and B shares further suggests that a study of the Company by an investment banking firm to consider ways to enhance shareholder value as recommended is both timely and warranted. I believe that an independent evaluation as recommended will be beneficial to all shareholders of the Plymouth Rubber Company, Inc.

    The Board of Directors recommends a vote against this proposal.

                                   GENERAL

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
    In accordance with Rule 14-a 8 of the Exchange Act, stockholders desiring to have proposals to be included in the Company's proxy materials for the 1999 Annual Meeting must be received by the Company, for its consideration, on or before November 17, 1998.

OTHER MATTERS
    Management knows of no other matters to be brought before the meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the persons named in the enclosed Class A proxies intend to vote such proxies in accordance with their best judgment on such matters.

    Stockholders are urged to vote and send in their proxies without delay.

                                           PLYMOUTH RUBBER COMPANY, INC.
March 25, 1998

                                                                       ANNEX A

                1995 NON-EMPLOYEE-DIRECTORS' STOCK OPTION PLAN
                                      OF
                        PLYMOUTH RUBBER COMPANY, INC.

    1. Purpose. The purpose of the 1995 Non-Employee Directors' Stock Option Plan (the "Plan") of Plymouth Rubber Company, Inc., a Massachusetts corporation (the "Company") is to secure for the Company and its stockholders the benefits of incentive inherent in increased common stock ownership by the members of the Board of Directors of the Company (the "Board") who are not employees or officers of the Company or of any of its subsidiaries (the "Non-Employee Directors").

    2. Effective Date; Termination of Plan.   This Plan shall become effective
after it has been adopted by the Board and approved by the stockholders of the Company (the "Stockholders"); provided, however, that all grants of options under this Plan prior to the approval of the Plan by the Stockholders at the 1995 Annual Meeting of the Stockholders of the Company shall be subject to such approval.

    This Plan shall terminate upon the earliest to occur of (i) ten (10) years after the date the Board adopts the Plan, (ii) the date that all shares of Class B Stock (as defined below) which may be issued under this Plan have been issued through the exercise of options granted under this Plan, and (iii) such time as the Board may determine.

    3. Shares Subject to the Plan. The maximum number of shares which may be issued through the exercise of options granted under this Plan shall be one hundred twenty thousand (120,000) shares of the Class B common stock of the Company, $1.00 par value (the "Class B Stock"), subject to adjustment as provided in Section 7 below. The shares may be set aside out of the authorized but unissued shares of Class B Stock not reserved for any other purpose or out of shares of Class B Stock held in or acquired for the treasury of the Company. Shares of Class B Stock subject to an option granted under the Plan which for any reason is cancelled or terminates unexercised shall again be subject to an option and available for issuance pursuant to the terms of this Plan.

    4. Formula Grant of Options. (a) Subject to the approval of this Plan by the Stockholders as provided in Section 2 hereof, an option for fifteen thousand (15,000) shares of Class B Stock shall be automatically granted under this Plan to each person who is (i) newly elected a Non-Employee Director at the Annual Meeting of the Stockholders of the Company in each of the years 1995 through 2004, or (ii) newly appointed a Non-Employee Director in the years 1995 through 2004; provided, however, that each Non-Employee Director who was elected a Non-Employee Director at the 1994 Annual Meeting of the Stockholders of the Company or was serving as a Non-Employee Director during 1994 and who is serving on the Board on the date this Plan is approved (the "Current Non-Employee Directors") shall be automatically granted an option for fifteen thousand (15,000) shares of Class B Stock.

    (b) The options-granted under this Plan shall be in addition to regular director's fees and other benefits provided to the Non-Employee Directors.

    5. Type of Option; Terms and Conditions. (a) Options granted under this Plan shall not be considered incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

    (b) Except as hereinafter provided, all options granted pursuant to this Plan shall be subject to the following terms and conditions:

        (i). EXERCISE PRICE. THE EXERCISE PRICE FOR THE SHARES OF CLASS B COMMON STOCK ISSUABLE UPON THE EXERCISE OF AN OPTION GRANTED UNDER THIS PLAN SHALL BE THE CLOSING PRICE OF THE CLASS B COMMON STOCK ON THE LAST TRADING DAY PRIOR TO (A) THE DATE OF THE ANNUAL MEETING OF THE STOCKHOLDERS OF THE COMPANY ON WHICH A NON-EMPLOYEE DIRECTOR IS FIRST ELECTED TO THE BOARD OF DIRECTORS OR (B) THE DAY OF THE 1998 ANNUAL MEETING OF STOCKHOLDERS IN THE CASE OF CURRENT NON-EMPLOYEE DIRECTORS.

        (ii) Exercise of Options. Except as provided in subsection 5(b)(iii) below, each option granted under this Plan shall become exercisable in an amount equal to one-third (1/3) of the shares of Class B Stock covered by such option on the first anniversary of the date of grant; and thereafter an additional one-third (1/3) of the total number of shares of Class B Stock covered by such option shall become exercisable on each subsequent anniversary of the date of grant until on the third anniversary of the date of grant the total number of Class B Stock covered by such option shall be exercisable; provided, however, that with regard to Current Non-Employee Directors, for each year (or partial year) of service on the Board prior to the 1995 Annual Meeting of the Stockholders of the Company one-third (1/3) of the Class B Stock covered by such option shall become exercisable (and all Class B Stock covered by such option which does not become exercisable under this proviso shall become exercisable as set forth in the clauses immediately preceding this proviso). In the event that the Company and/or the Stockholders enter into an agreement to dispose of all or substantially all of the assets of the Company or an amount of the outstanding capital stock of the Company sufficient to constitute effective control of the Company by means of a sale, merger, reorganization, separation, liquidation or any other transaction, the total number of shares of Class B Stock covered by all options under this Plan shall become exercisable.

        (iii) Termination of Option. All options granted under this Plan shall terminate ten (10) years subsequent to the date of grant. In the event that any Non-Employee Director to whom an option has been granted under this Plan ceases to be a member of the Board while holding an option that has not expired and has not been fully exercised, the right to exercise such option shall be only as follows:

            (A) Death. If a Non-Employee Director ceases to be a member of the Board by reason of death, his or her estate shall have the right for one year following the date of death (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to all or any part of the shares of Class B Stock subject thereto, regardless of whether the right to purchase such shares had accrued on the date of his or her death. The term "estate" when used in this Plan with respect to any Non-Employee Director shall mean the legal representatives of the Non-Employee Director's estate or any person or persons who acquire the right under the laws of descent and distribution to exercise an option by reason of the Non-Employee Director's death.

            (B) Retirement of Disability. If a Non-Employee Director ceases to be a member of the Board by reason of his or her (1) attaining the age at which the Company's policy precludes re-election as a director or (2) becoming disabled within the meaning of that term as defined in
        Section 22(e)(3) of the Code, then such Non-Employee Director, or his or her estate (in the event of his or her death after such cessation), shall have the right for a period of six (6) months following such cessation of service (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to all or any part of the shares of Class B Stock subject thereto, regardless of whether the right to purchase such shares had accrued prior to such Non-Employee Director ceasing to be a member of the Board.

            (C) Other Reasons. If a Non-Employee Director ceases to be a member of the Board for any reason other than those provided under "Death" and "Retirement or Disability" above, such Non-Employee Director, or his or her estate (in the event of his or her death after such cessation), shall have the right for three (3) months following such cessation of service (but in no event subsequent to ten (10) years after the date of grant) to exercise the option with respect to only such number of shares of Class B Stock as to which the right of exercise had accrued prior to such Non-Employee Director ceasing to be a member of the Board.

        (iv) Transferability of Option. All options granted under this Plan shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the Non-Employee Director's lifetime only by him or her or by his or her guardian, conservator or legal representative.

    6. Rights of a Shareholder. A Non-Employee Director shall have no rights as a shareholder with respect to any shares issuable or transferable upon the exercise of an option granted under this Plan until the date of issuance of a stock certificate for such shares. Except as otherwise provided pursuant to
Section 7 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such stock certificate.

    7. Adjustment of and Changes in Class B Stock. In the event that the shares of Class B Stock, as presently constituted, shall be changed into or exchanged for a different kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, split-up, recapitalization, reclassification, subdivision of shares, combination of shares, or otherwise) or if the number of such shares of Class B Stock shall be increased through the payment of a stock dividends or a dividend on the shares of Class B Stock or rights or warrants to purchase securities of the Company shall be made, then there shall be substituted for or added to each share of Class B Stock theretofore appropriated or thereafter subject or which may become subject to an option under this Plan, the number and kind of shares of stock or other securities into which each outstanding share of Class B Stock shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and references herein to the Class B Stock shall be deemed to be references to any such stock or other securities as appropriate. Outstanding options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events. In the event that there is any other change in the number or kind of the outstanding shares of Class B Stock, or of any stock or other securities into which such Class B Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in it sole discretion, determine that such change equitably requires an adjustment in any option theretofore granted under this Plan, such adjustment shall be made in accordance with such determination. Fractional shares resulting from any adjustment in options pursuant to this Section 7 may be settled in cash or otherwise as the Board shall determine. Notice of any adjustment shall be given by the Company to each holder of an option which has been so adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

    8. Securities Act Requirements. No option granted pursuant to this Plan shall be exercisable, in whole or in part, and the Company shall not be obligated to sell any shares of Class B Stock subject to any such option, if such exercise and sale would, in the opinion of counsel for the Company, violate the Securities Act of 1933 (or other federal or state statutes having similar requirements), as in effect at that time. Each option shall be subject to the further requirement that, if at any time the Board shall determine in its discretion that he listing or qualification of the shares of Class B Stock subject to such option under the requirements of any securities exchange (including, without imitation, any listing under any rule of the American Stock Exchange) or under any applicable law, or the consent of approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issuance of shares thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Board.

    9. Withholding. Appropriate provision (which may, in accordance with the procedures determined by the Board, and subject to its approval or the approval of the Committee (as defined below), include the election by a Non-Employee Director to have the Company withhold from the shares of Class B Stock otherwise to be issued to the Non-Employee Director upon exercise, such number of shares as would satisfy the withholding amount due or to deliver to the Company shares of Class B Stock already owned to satisfy the withholding amount, with all Class B Stock valued at the fair market value of the Class B Stock on the date of exercise) shall be made for all taxes required to be withheld from the shares of Class B Stock issued under this Plan under the applicable laws or other regulations of any governmental authority, whether federal, state or local, and domesitic or foreign. To that end, the Company may at any time take such steps as it may deem necessary or appropriate (including the sale or retention of shares) to provide for the payment of such taxes.

    10. Administration and Amendment of Plan. The Board may from time to time adopt rules and regulations to administer this Plan and may designate a committee of the Board of Directors (the "Committee") to administer the Plan and to adopt such rules and regulations. The interpretation and construction by the Board, or the Committee if the same has been designated by the Board, of any provision of this Plan, or any option granted pursuant hereto, shall be final and conclusive. No member of the Board, or of the Committee, shall be liable for any action or determination made in good faith with respect to this Plan or any option granted pursuant hereto. The Board may from time to time make such changes in and additions to this Plan and, with the written consent of the affected Non-Employee Director or the estate of the Non-Employee Director, to the terms and conditions of any option granted under this Plan as it may deem proper and in the best interests of the Company, without further action on the part of the Stockholders; provided, however, that, except as provided in Section 7 hereof, unless the Stockholder shall have first approved thereof, (i) the total number of shares of Class B Stock subject to this Plan shall not be increased and the minimum purchase price shall not be changed,
(ii) no option shall be exercisable more than ten (10) years after the date is it granted, (iii) the expiration date of this Plan shall not be extended, and
(iv) no amendment of this Plan or of any option granted under this Plan may materially increase the benefits accruing to Non-Employee Directors under this Plan; and provided, further, that Sections 4 and 5 hereof may not be amended more often than once every six (6) months unless such amendment is required to comport with changes in the Code or the regulations promulgated thereunder.

    The Board shall have the power, in the event of any disposition of substantially all of the assets of the Company, its dissolution or of any consolidation or merger of the Company with or into any other corporation, to amend all outstanding options granted under this Plan prior to the effective date of any such transaction and to terminate such options as of such effective date. If the Board shall exercise such power, each option then outstanding shall be deemed to have been amended to permit the exercise thereof in whole or in part by the Non-Employee Director to whom it was issued or his or her estate as provided herein at any time or from time to time as determined by the Board prior to the effective date of such transaction and such option shall be deemed to terminate upon such effective date.

-------------------------------------------------------------------------------

                         PLYMOUTH RUBBER COMPANY, INC.
       CLASS A PROXY - ANNUAL MEETING OF STOCKHOLDERS - APRIL 24, 1998

     The undersigned, a holder of Class A Common Stock of Plymouth Rubber Company, Inc., hereby constitutes and appoints Joseph D. Hamilburg and Deborah
A. Kream and each of them, the attorneys and proxies of the undersigned with full power of substitution and revocation, to attend the annual meeting of stockholders of the Company to be held on April 24, 1998 at 10:00 a.m. at the Four Points Hotel and Conference Center, 1151 Boston-Providence Turnpike, Norwood, Massachusetts, and any adjournments thereof, to vote all of the shares of Class A Common Stock of the Company which the undersigned may be entitled to vote and to vote upon the matters set forth on the reverse side hereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS. UNLESS OTHERWISE INDICATED IT WILL BE VOTED IN FAVOR OF THE NOMINEES FOR DIRECTOR, AND IN FAVOR OF ITEMS 2 AND 3 AND AGAINST ITEM 4.

     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

                 (Continued and to be signed on reverse side.)
                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE

                Please Detach and Mail in the Envelope Provided
--------------------------------------------------------------------------------
  ---   Please mark your
A  X    votes as in this
  ---   example.


                FOR  WITHELD                                                                             FOR  AGAINST  ABSTAIN
1. Election of  ---    ---   To serve for a term of three (3) years:  2. Ratification of the Company's   ---    ---      ---
   Directors:                Nominees:  Joseph D. Hamilburg              amendment to the 1995 Non
                ---    ---              Susan Y. Friedman                Employee Directors' Stock       ---    ---      ---
                                                                         Option Plan.

FOR all nominees listed at right,                                     3. Ratification of the selection   ---    ---      ---
except vote withheld from the                                            of Price Waterhouse LLP as the
following nominees (if any).                                             Company's auditors for the      ---    ---      ---
                                                                         fiscal year ending November 27,
                                                                         1998.
--------------------------------
                                                                      4. To act on a proposal submitted  ---    ---      ---
                                                                         by a stockholder requesting that
                                                                         the Board of Directors retain   ---    ---      ---
                                                                         an investment banking firm to consider strategic
                                                                         alternatives to increase shareholder value as more
                                                                         fully set forth in the proxy statement.

                                                                      5. The transaction of such other business as may properly
                                                                         be brought before the meeting or any adjournment thereof.

                                                                            MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW  ---

                                                                                                                         ---

                                                                      PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED
                                                                      ENVELOPE PROMPTLY.

Signature _____________________________ Date ____________  Signature ____________________________________ Date ______________